The UBS Funds

Prospectus Supplement | December 31, 2019

Includes:

•  UBS All China Equity Fund

•  UBS Dynamic Alpha Fund

•  UBS Emerging Markets Equity Opportunity Fund

•  UBS Engage For Impact Fund

•  UBS Global Allocation Fund

•  UBS International Sustainable Equity Fund

•  UBS U.S. Small Cap Growth Fund

•  UBS U.S. Sustainable Equity Fund

•  UBS Municipal Bond Fund

•  UBS Sustainable Development Bank Bond Fund

•  UBS Total Return Bond Fund

Dear Investor,

The purpose of this supplement is to update certain information in the Prospectus relating to Class A and Class P shares, dated October 28, 2019, for the above-listed series (the "Funds") of The UBS Funds.

I. Class P minimum investment amount

Effective January 1, 2020, UBS Asset Management (US) Inc. ("UBS AM (US)") may reduce or waive any minimum investment amounts for investors purchasing Class P shares of the Funds through brokerage platforms of intermediaries who have selling agreements in place with UBS AM (US).

Therefore, effective January 1, 2020, the information provided under the heading "Managing your fund account" and the sub-heading "Class P shares" beginning on page 132 is revised by replacing the last bullet point of that sub-heading with the following:

–  Investors transacting in Class P shares available on brokerage platforms of firms acting solely as agent for their customers and that have agreements with the Fund's distributor to offer such shares. An investor transacting on these platforms may be required to pay a commission and/or other forms of compensation to the broker. UBS AM (US) may reduce or waive, by agreement or otherwise, any minimum investment amount applicable to investors transacting in Class P shares on these platforms.

II. UBS Dynamic Alpha Fund portfolio managers

Effective January 1, 2020, José Ignacio Andrés will no longer serve as portfolio manager for UBS Dynamic Alpha Fund. Alain Bützberger will take over Dr. Andrés's responsibilities as a portfolio manager.

ZS-1035

Therefore, effective January 1, 2020, the bullets under the heading "UBS Dynamic Alpha Fund-Fund Summary" and the sub-heading "Portfolio managers" on page 16 of the Prospectus are deleted in their entirety and replaced by the following:

–  Alan Zlatar, portfolio manager of the Fund since 2018.

–  Alain Bützberger, portfolio manager of the Fund since January 2020.

Additionally, the information under the heading "More information about the funds" and the sub-headings "Management-Portfolio management-UBS Dynamic Alpha Fund" on page 142 of the Prospectus is deleted in its entirety and replaced by the following:

UBS Dynamic Alpha Fund

Alan Zlatar and Alain Bützberger are the lead portfolio managers for the UBS Dynamic Alpha Fund. As portfolio managers, Messrs. Zlatar and Bützberger have responsibility for allocating the portfolio among the various asset classes and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objective. The team members have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests, which aids in research and idea generation. Messrs. Zlatar and Bützberger also have access to certain members of the fixed-income and equities investment management teams, each of whom may be at certain times (at the discretion of the lead portfolio managers) allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection and portfolio construction. Information about Messrs. Zlatar and Bützberger is provided below.

Alan Zlatar is a Senior Portfolio Manager on the Investment Solutions team. Alan is also a voting member of the Investment Solutions Investment Committee and contributes to UBS Asset Management's investment debate, as well as to the evolution and improvement of UBS Asset Management's investment process, working in partnership with the research, implementation and analytics teams. Mr. Zlatar joined UBS Asset Management in February 2018 from Vontobel Asset Management where he was most recently Head of Macro & Strategy and Deputy Head of Group Investment Strategy, Multi Asset Class Investments. Prior to this, he was Head of Portfolio Management in Zurich for Deutsche Bank Wealth Management and member of the Global Investment Committee, responsible for managing multi-currency Balanced Portfolios, Equities, Bonds and Swiss Indirect Real Estate. Mr. Zlatar has been a portfolio manager of the Fund since 2018.

Alain Bützberger is a Portfolio Manager on the Investment Solutions team and an Associate Director at UBS Asset Management. Alain is co-portfolio manager for multi-asset investment funds and international mandates, where he is responsible for the performance of such funds and mandates and contributes to the tactical allocation process. Additionally, Mr. Bützberger is a member of the currency research group and the manager selection research group. Mr. Bützberger joined UBS Asset Management in 2014, prior to which he was at UBS Group AG since 2006 and worked in Wealth Management, Retail Banking and Management Support. Mr. Bützberger has been a portfolio manager of the Fund since January 2020.

III. UBS Sustainable Development Bank Bond Fund's index name change

The UBS Sustainable Development Bank Bond Fund's index, the Solactive UBS Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index has changed its name to the Solactive Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index.

Therefore, all references to the Solactive UBS Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index are deleted in their entirety and replaced with Solactive Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.